SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2005

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA	19103-1699

(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
SUNOCO LOGISTICS PARTNERS L.P. PRESS RELEASE DATED MAY 16, 2005

Item 8.01 Other Events.

On May 16, 2005, Sunoco Logistics Partners L.P. (the “Partnership”) announced that it plans to offer 2.5 million common units pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. The Partnership’s press release announcing the offering is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Sunoco Logistics Partners L.P. Press Release dated May 16, 2005.

Forward-Looking Statements

Statements contained in this report, or the exhibits thereto, that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

	By:	Sunoco Partners LLC, its General Partner

	By:	/s/ SEAN P. McGRATH

Sean P. McGrath

Date: May 16, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Sunoco Logistics Partners L.P. Press Release dated May 16, 2005